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                                                                   EXHIBIT 10.35

                                                                [EXECUTION COPY]

                          MASTER REPURCHASE AGREEMENT

                                                     Dated as of January 9, 2001

Between:

BEAR STEARNS MORTGAGE CAPITAL CORPORATION

and

NVR MORTGAGE FINANCE INC.

Applicability
-------------

     From time to time the parties hereto may enter into transactions in which NVR Mortgage Finance Inc. ("Seller") agrees to transfer to Bear Stearns Mortgage Capital Corporation ("Buyer") Mortgage Loans against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Mortgage Loans at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and shall be governed by this Agreement, as the same shall be amended from time to time.

Definitions
-----------

"Act of Insolvency", with respect to either Buyer or Seller, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law, or such party seeking the appointment of a receiver, trustee, custodian or similar official for such party or any substantial part of its property, or (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party,
(B) results in the entry of an order for relief, such an appointment, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within 15 days, (iii) the making by a party of a general assignment for the benefit of creditors, or (iv) the admission in writing by a party of such party's inability to pay such party's debts as they become due;
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"Additional Purchased Mortgage Loans", Mortgage Loans provided by Seller to
Buyer pursuant to Paragraph 4(a) hereof;

     (a)  "Agency" shall refer to GNMA, FNMA or FHLMC, as the case may be;

     (b) "Agency Security" shall refer to a GNMA Security, a FNMA Security or a FHLMC Security;

     (c)  "BSCI", Bear Stearns & Co. Incorporated;

"Business Day", any day other than a Saturday, Sunday and any day on which banks located in the State of New York are authorized or required to close for business;

"Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of a percentage, agreed to by Buyer and Seller prior to entering into the Transaction and specified in the related Request/Confirmation, to the Repurchase Price for such Transaction as of such date;

"Custodian", the custodian named in the Custodial Agreement and any permitted successor thereto;

"Custodial Agreement", the Custodial Agreement among Buyer, Seller and the Custodian providing for the custody of records relating to the Purchased Mortgage Loans;

     (d)  "FHA", the Federal Housing Administration;

     (e)  "FHLMC", the Federal Home Loan Mortgage Corporation;

     (f) "FHLMC Guide", the Freddie Mac Sellers' and Servicers' Guide, as such Guide may hereafter from time to time be amended;

     (g) "FHLMC Security", a Mortgage Participation Certificate issued and guaranteed by FHLMC and backed by a pool of Mortgage Loans;

     (h)  "FNMA", the Federal National Mortgage Association;

     (i) "FNMA Guide", the Fannie Mae MBS Selling and Servicing Guide, as such Guide may hereafter from time to time be amended;

     (j) "FNMA Security", a Guaranteed Mortgage Pass-Through Certificate issued and guaranteed by FNMA and backed by a pool of Mortgage Loans;

     (k) "GAAP", to generally accepted accounting principals consistently applied.

     (l)  "GNMA", the Government National Mortgage Association;

     (m) "GNMA Guide", the GNMA Mortgage-Backed Securities Guide, as such Guide may hereafter from time to time be amended;

     (n) "GNMA Security", a fully-modified pass-through mortgage-backed certificate guaranteed by GNMA and backed by a pool of Mortgage Loans;

     (o)  "Guide", the GNMA Guide, the FNMA Guide or the FHLMC Guide, as

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applicable;

"Income", with respect to any Mortgage Loan at any time, any principal thereof then payable and all payments of interest and principal together with other distributions thereon or proceeds thereof;

"Loan Schedule", a schedule of Mortgage Loans identifying each Mortgage Loan:
(1) in the case of all Mortgage Loans, by Seller's loan number, Mortgagor's name and address (including the state and zip code) of the mortgaged property, whether such Mortgage Loan bears a fixed or adjustable interest rate, the loan-to-value ratio, the outstanding principal amount as of a specified date, the initial interest rate borne by such Mortgage Loan, the original principal balance thereof, the current scheduled monthly payment of principal and interest, the maturity of the related Note, the property type, the occupancy status, the appraised value, the original term to maturity and whether or not the Mortgage Loan (including the related Note) has been modified; and (2) in the case of adjustable rate Mortgage Loans, the interest rate borne by such Mortgage Loan on the Purchase Date, the index and applicable determination date for each adjustment period, the gross margin, the payment adjustment period (in months), months to next payment adjustment, periodic payment adjustment cap, lifetime payment adjustment cap, lifetime payment cap, interest rate adjustment, periodic interest adjustment cap, lifetime interest rate adjustment, cap amount paid to date, credit grade, FICO score, lien flag, prepay flag/terms, debt to income ratio, fees charged up front and pre-tax disposable income;

"Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

"Market Value", with respect to any Mortgage Loans as of any date, the fair market value of such Mortgage Loans on such date as determined by Buyer in its reasonable business judgment from time to time and at such times as it may elect in its sole discretion; provided, however, that a Market Value of zero shall be
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assigned to (i) any Mortgage Loan that has been delinquent for at least thirty
(30) days, (ii) any Mortgage Loan that has been subject to this Agreement for more than one hundred and eighty (180) days in aggregate or (iii) any Mortgage Loan with respect to which there is a breach of a representation or warranty made by Seller in this Agreement or the Custodial Agreement that materially adversely affects Buyer's interests hereunder;

"Mortgage", the mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Note;

"Mortgage Loan", a first lien mortgage loan on single family residential property consisting of a Note secured by a Mortgage that is intended to back the Agency Security specified in the related Request/Confirmation;

"Mortgagor", the obligor on a Note;

"Note", the Note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan;

"Price Differential", with respect to any Transaction hereunder as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such

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Transaction to the Purchase Price for such Transaction on a 360 day per year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

"Pricing Rate", the per annum percentage rate for determination of the Price Differential, which rate shall be specified in the related Request/Confirmation;

"Prime Rate", the prime rate of U.S. money center commercial banks as published in The Wall Street Journal;

"Purchase Date", the date with respect to each Transaction on which Purchased Mortgage Loans are sold by Seller to Buyer hereunder;

"Purchase Price", (i) on the Purchase Date, the price at which Purchased Mortgage Loans are sold by Seller to Buyer hereunder, and (ii) thereafter, such price decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof;

"Purchased Mortgage Loans", the Mortgage Loans sold by Seller to Buyer in a Transaction hereunder, and any Mortgage Loans substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Mortgage Loans" with respect to any Transaction at any time also shall include Additional Purchased Mortgage Loans delivered pursuant to Paragraph 4(a);

"Replacement Mortgage Loans", the meaning specified in Paragraph 11(e)(ii) hereof;

"Repurchase Date", the date on which Seller is to repurchase the Purchased Mortgage Loans from Buyer, including any date determined by application of the provisions of Paragraphs 3(e) or 11 hereof;

"Repurchase Price", the price at which Purchased Mortgage Loans are to be resold by Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination, increased by any amount determined by the application of the provisions of Paragraph 11 hereof;

"Request/Confirmation", the request and confirmation substantially in the form of Exhibit A hereto delivered pursuant to Paragraph 3 hereof;

     (p) "Security Release Form" shall refer to (i) Freddie Mac Form 996 (Warehouse Lender Release of Security Interest) in the case of a FHLMC Security,
(ii) Fannie Mae Form 2004 (Security Release Certification) in the case of a FNMA Security and (iii) Form HUD 11711A (Release of Security Interest) in the case of a GNMA Security;

     (q) "Takeout Assignment" shall refer to an assignment, substantially in the form of Exhibit C hereto, executed by the Seller in favor of Buyer assigning all of the Seller's rights under a Takeout Commitment;

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     (r)  "Takeout Commitment" shall refer to a trade confirmation from the
Takeout Investor to the Seller confirming the details of a forward trade between the Takeout Investor and the Seller with respect to one or more Agency Securities, which trade confirmation shall be valid, binding and in full force and effect and relate to pools of Mortgage Loans that satisfy the "good delivery standard" of the Public Securities Association as set forth in the Public Securities Association Uniform Practices Guide;

     (s) "Takeout Investor" shall refer to a securities dealer or other financial institution, listed in Exhibit F hereto, who has made a Takeout Commitment. Such list may be modified from time to time by Buyer in its sole discretion, upon written notice to the Seller, or by the Seller with the written consent of Buyer. Such amended list shall be delivered by the Seller to the Custodian;

     (t)  "VA" shall refer to the Department of Veterans Affairs.

Initiation; Request/Confirmation; Termination; Transactions Optional
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Any agreement to enter into a Transaction shall be made in writing at the initiation of Seller. In the event that Seller desires to enter into a Transaction hereunder, Seller shall deliver to Buyer prior to 5:00 p.m., New York City time, on the Business Day prior to the proposed Purchase Date, a Request/Confirmation complete in every respect except for the signature of an authorized representative of Buyer. Buyer shall, upon its receipt and approval thereof, promptly execute and return the signed Request/Confirmation to Seller.

The Request/Confirmation shall describe the Purchased Mortgage Loans in a manner satisfactory to Buyer (which may be by attaching a Loan Schedule thereto), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction mutually agreeable to Buyer and Seller.

Each Request/Confirmation shall be binding upon the parties hereto unless written notice of objection is given by the objecting party to the other party within one (1) Business Day after Buyer has delivered the completed Request/Confirmation to Seller.

In the event of any conflict between the terms of a Request/Confirmation and this Agreement, such Request/Confirmation shall prevail.

In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the Business Day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by resale by Buyer to Seller or its agent of the Purchased Mortgage Loans and any Income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller hereunder) against the transfer of the Repurchase Price to

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an account of Buyer.

The adjustment mechanism and the index for any adjustable rate Mortgage Loan must be satisfactory to Buyer in its sole discretion.

Notwithstanding any provision of this Agreement or the Custodial Agreement to the contrary, the initiation of each Transaction is subject to the approval of Buyer in its sole discretion. Buyer may, in its sole discretion, reject any Mortgage Loan from inclusion in a Transaction hereunder for any reason.

Margin Maintenance
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If at any time the aggregate Market Value of all Purchased Mortgage Loans subject to all Transactions hereunder is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Buyer's option, to transfer to Buyer cash or additional Mortgage Loans reasonably acceptable to Buyer ("Additional Purchased Mortgage Loans"), so that the cash and aggregate Market Value of the Purchased Mortgage Loans, including any such Additional Purchased Mortgage Loans, will thereupon equal or exceed such aggregate Buyer's Margin Amount.

If the notice to be given by Buyer to Seller under subparagraph (a) above is given at or prior to 10:00 a.m. New York city time on a Business Day, Seller shall transfer cash or Additional Purchased Mortgage Loans to Buyer prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer cash or Additional Purchased Mortgage Loans prior to the close of business in New York City on the Business Day following the date of such notice.

Any cash transferred pursuant to this Paragraph shall be held by Buyer as though it were Additional Purchased Mortgage Loans and, unless Buyer shall otherwise consent, shall not reduce the Repurchase Price of the related Transaction.

Income Payments
---------------

Where a particular Transaction's term extends over an Income payment date on the Mortgage Loans subject to that Transaction, all payments and distributions, whether in cash or in kind, made on or with respect to the Purchased Mortgage Loans shall, unless otherwise mutually agreed by Buyer and Seller and so long as an Event of Default on the part of Seller shall not have occurred and be continuing, be paid directly to Seller by the related Mortgagor. Buyer shall not be obligated to take any action pursuant to the preceding sentence to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer, at Buyer's option, cash or Additional Purchased Mortgage Loans sufficient to eliminate such Margin Deficit.

     (u) All payments and distributions, whether in cash or in kind, made on or with respect to the Agency Securities shall, unless otherwise mutually agreed by Buyer and the Seller, be paid, delivered or transferred directly to BSGI as agent

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for Buyer pursuant to the instructions set forth in Exhibit __.

Security Interest
-----------------

     (v) Each Transaction involving Mortgage Loans is entered into in contemplation of the issuance of one or more Agency Securities backed by the related Mortgage Loans. The parties intend that the Seller will act as issuer or seller and/or servicer with respect to such Agency Securities, as applicable, and that each Agency Security will be issued in the name of, and delivered to or upon the order of BSCI.

     (w) Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in, all of the Purchased Mortgage Loans with respect to all Transactions hereunder and all proceeds thereof. Seller shall pay all fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code and recording assignments of mortgage as and when required by Buyer in its sole discretion.

Payment and Transfer
--------------------

     Unless otherwise mutually agreed, all transfers of funds hereunder shall be in immediately available funds. All Mortgage Loans transferred by one party hereto to the other party shall be transferred by notice to the Custodian to the effect that the Custodian is now holding for the benefit of the transferee the related documents and assignment forms delivered to it under the Custodial Agreement.

Segregation of Documents Relating to Purchased Mortgage Loans
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     All documents relating to Purchased Mortgage Loans in the possession of
Seller shall be segregated from other documents and securities in its possession and shall be identified as being subject to this Agreement. Ownership of all Purchased Mortgage Loans shall pass to Buyer and nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Mortgage Loans or otherwise pledging or hypothecating the Purchased Mortgage Loans, but no such transaction shall relieve Buyer of its obligations to resell and transfer Purchased Mortgage Loans to Seller pursuant to the terms hereof.

Substitution
------------

     Seller may, subject to agreement with, acceptance by and upon notice to Buyer, substitute Mortgage Loans substantially similar to the Purchased Mortgage Loans (the "Substitute Mortgage Loans") for any Purchased Mortgage Loans. If Seller gives notice to the Buyer at or prior to 10:00 a.m. New York City time on a Business Day, Buyer may elect, by the close of business on the Business Day notice is received or by the close of the next Business Day if notice is given after 10:00 a.m. New York City time on such day, not to accept such substitution. In the event such substitution is accepted by Buyer, such substitution shall be made by Seller's transfer to Buyer of such Substitute Mortgage Loans and Buyer's transfer to Seller of the Purchased Mortgage Loans for which substitution is being made, and after such substitution, the Substitute Mortgage Loans shall be deemed to be Purchased Mortgage Loans. In the event Buyer elects not to accept such substitution, Buyer shall offer Seller the right to

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terminate the Transaction.

     In the event Seller exercises its right to substitute or terminate under this Paragraph 9, Seller shall be obligated to pay to Buyer, by the close of the Business Day of such substitution or termination, as the case may be, an amount equal to (A) Buyer's actual cost (including all fees, expenses and commissions) of (i) entering into replacement transactions; (ii) entering into or terminating hedge transactions; and/or (iii) terminating transactions or substituting securities in like transactions with third parties in connection with or as a result of such substitution or termination, and (B) to the extent Buyer determines not to enter into replacement transactions, the loss incurred by Buyer directly arising or resulting from such substitution or termination. The foregoing amounts shall be solely determined and calculated by Buyer in good faith. Upon the reasonable request of Seller, Buyer will provide reasonable evidence of the basis of its calculation of such amounts.

     Delivery of Additional Documents.

     (x) The Seller shall, prior to or simultaneously with the funding of each Transaction, deliver to Buyer through the Custodian the following documents:

               (i) A fully executed Custody Receipt, and all other applicable documents required by the Custody Agreement; and

               (ii) In the case of a Transaction involving Mortgage Loans that are intended to back an Agency Security, Takeout Assignments in blank in an amount at least equal to all Mortgage Loans subject to this Agreement.

     (y) The Seller shall, within thirty (30) days of an Mortgage Loan becoming subject to this Agreement where such Mortgage Loan is intended to back an Agency Security, deliver to Buyer (i) a duly authorized and originally executed Takeout Assignment naming Buyer as the assignee, relating to a pool of Mortgage Loans of which such Mortgage Loan forms a part and in form and substance satisfactory to Buyer and (ii) a copy of the related Agency Registration Form in form and substance satisfactory to Buyer.

     (z) The Seller shall, simultaneously with the funding of the initial Transaction under this Agreement relating to each type of Agency Security and from time to time thereafter upon the request of Buyer, deliver to Buyer evidence of the commitment of FHLMC, FNMA or GNMA, as appropriate, pursuant to which the related Agency Securities shall be issued.

     (aa) The Seller shall deliver to Buyer on a weekly basis (or more frequently if requested by Buyer), an investor commitment report, substantially in the form attached hereto as Exhibit E, listing the existing commitments of GNMA, FHLMC and FNMA, as applicable (for securitizations) relating to all outstanding Request/Confirmations.

     (bb) Buyer, simultaneously with the funding of each Transaction involving Mortgage Loans, shall cause the Custodian to be provided with an executed Security Release Form appropriate for the related Agency Security indicating that Buyer releases its interest in the related Mortgage Loans in the case of securitization of such Mortgage Loans into one or more Agency Securities, upon the issuance of such Agency Security or Securities. Such form

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shall be prepared by the Seller and provided to the Custodian on behalf of Buyer in advance of the date on which delivery thereof is required hereby. The Custodian shall execute such form on behalf of Buyer.

Representations, Warranties and Covenants
-----------------------------------------

Buyer and Seller each represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, to the other that:

  it is duly authorized to execute and deliver this Agreement, to enter into the Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance;

  it will engage in such Transactions as principal (or, if agreed in writing in advance of any Transaction by the other party hereto, as agent for a disclosed principal);

  the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal);

  it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect; and

  the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected.

Seller represents and warrants to Buyer, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

  The documents disclosed by Seller to Buyer pursuant to this Agreement are either original documents or genuine and true copies thereof;

  Seller is a separate and independent corporate entity from the Custodian, Seller does not own a controlling interest in the Custodian either directly or through affiliates and no director or officer of Seller is also a director or officer of the Custodian;

  None of the Purchase Price for any Mortgage Loan will be used either directly or indirectly to acquire any security, as that term is defined in Regulation T of the Regulations of the Board of Governors of the Federal Reserve System, and Seller has not taken any action that might cause any Transaction to violate any regulation of the Federal Reserve Board;

  Each Mortgage Loan was underwritten in accordance with the written underwriting standards of Seller furnished by Seller to Buyer, and no change to such underwriting standards has occurred since the date of the last written revision to such standards was furnished to Buyer by Seller;

  Seller shall be at the time it transfers to Buyer any Mortgage Loans for any Transaction the legal and beneficial owner of such Mortgage Loans, free of any lien, security interest, option or encumbrance; and

  Seller used no selection procedures that identified the Mortgage Loans relating to a Transaction as being less desirable or valuable than other comparable assets in Seller's portfolio on the related Purchase Date.

          (i) The Seller is a GNMA-approved issuer, a GNMA-approved servicer a FHA-approved mortgagee, a VA-approved lender, a FNMA-approved issuer, a FNMA-approved servicer and a FHLMC-approved seller/servicer in good standing

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     ("Approvals");

          (ii) Each Mortgage Loan conforms to the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the GNMA Guide, FNMA Guide or FHLMC Guide, as applicable;

          (iii) There exists Takeout Assignments in blank relating to Takeout Commitments for an amount of Agency Securities at least equal to the aggregate outstanding principal amount of all Mortgage Loans subject to this Agreement that are not Pooled Mortgage Loans;

          (iv) Each and every document, certificate, instrument, insurance policy, escrow and any other item necessary to satisfy the final delivery requirements of FHLMC, FNMA or GNMA as required by the FHLMC Guide, the FNMA Guide or the GNMA Guide, as applicable, for the issuance of the related Agency Security are in form and substance acceptable to FHLMC, FNMA or GNMA, as appropriate, and have been delivered to the Custodian;

          (v) The Seller has no notice or knowledge of any fact, event or circumstance whatsoever on the basis of which FHLMC, FNMA or GNMA, as applicable, may delay the issuance of, or refuse to issue, the related Agency Security;

          (vi) Each copy of the document or documents evidencing the Agency commitment delivered to Buyer through the Custodian is a true and correct copy, and such GNMA, FHLMC or FNMA commitment has not been withdrawn, amended or supplemented except as has been theretofore disclosed to Buyer in writing;

          (vii) Each Mortgage Loan that is intended to back an Agency Security conforms in all respects with all requirements of the Takeout Commitment applicable to the Agency Security to be backed by such Mortgage Loans;

          (viii) Each Takeout Commitment is a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

          (ix) Each Takeout Commitment is enforceable by the Seller against the related Takeout Investor;

          (x) Each Takeout Commitment is, by virtue of the related Takeout Assignment, enforceable by Buyer against the related Takeout Investor; and

          (xi) Each Takeout Assignment is a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

Seller makes the representations and warranties set forth at Exhibit B with respect to the Mortgage Loans as of the related Purchase Date.

Seller covenants with Buyer, from and after the date hereof, as follows:

          (xii) The Seller shall immediately notify Buyer if any Approvals are withdrawn or modified;

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          (xiii)  In the case of a Transaction involving Mortgage Loans that will back an Agency Security, the Seller shall not alter or amend the Agency Registration Form relating to such Transaction following the initial preparation thereof without the express approval of Buyer.

          (xiv) Without Buyer's express prior written approval, the Seller shall not execute, in favor of any third party other than Buyer or BSGI, any assignment of rights held or purportedly held by the Seller under a Takeout Commitment;

  Seller shall immediately notify Buyer if an Event of Default shall have occurred;

  Seller shall deliver to Buyer a current Loan Schedule with respect to all Mortgage Loans subject to this Agreement with such frequency as Buyer may require but in no event less frequently than weekly; and

  No Mortgage Loan shall be subject to this Agreement for more than one hundred and eighty (180) days in aggregate.

  Seller shall, at its own expense, register the Mortgage Loans with MERS and prepare and send, or cause to be prepared and sent, for recordation an individual assignment of each Mortgage Loan to MERS in a form acceptable under the applicable Agency Guide and satisfactory to Buyer.

  In the event that MERS is no longer the mortgagee of record, Seller shall assign each Mortgage to such entity as Buyer shall require, in its sole discretion.

Events of Default; Event of Termination
---------------------------------------

The following events shall constitute events of default (each an "Event of Default") hereunder with respect to Buyer or Seller, as applicable:

  Seller fails to repurchase or Buyer fails to transfer Purchased Mortgage Loans upon the applicable Repurchase Date pursuant to the terms hereof;
  Seller or Buyer fails, after one (1) Business Day's notice, to comply with Paragraph 4 hereof;
  An Act of Insolvency occurs with respect to Seller or Buyer or any controlling entity thereof;

  Any representation or warranty made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated; provided, however, that in the case of
                              --------  -------
  representations and warranties made with respect to the Purchased Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

  Any covenant shall have been breached in any material respect; provided,
                                                                 --------
  however, that in the case of covenants made with respect to the Purchased
  -------
  Mortgage Loans, such circumstance shall not constitute an Event of Default if, after determining the Market Value of the Purchased Mortgage Loans without taking into account the Purchased Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

  Buyer shall have reasonably determined that Seller is or will be unable to meet its commitments under this Agreement, shall have notified Seller of such determination and Seller shall not have responded with appropriate information to the contrary to the satisfaction of Buyer within twenty-four (24) hours;

  This Agreement shall for any reason cease to create a valid, first priority security interest in any of the Purchased Mortgage Loans purported to be covered hereby;

  A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against Seller, and the same remains undischarged for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

  Any event of default or any event which with notice, the passage of time or both shall constitute an event of default shall occur and be continuing under any repurchase or other financing agreement for borrowed funds or indenture for borrowed funds by which Seller is bound or affected shall occur and be continuing;

  In the judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or condition (financial or otherwise) of Seller;

  Seller shall be in default with respect to any normal and customary covenants under any debt contract or agreement, any servicing agreement or any lease to which it is a party, which default could materially adversely affect the financial condition of Seller (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments under such contract or agreement as they become due);

  Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller; and (iv) any other developments which might materially and adversely affect the financial condition of Seller; or

  Seller shall have failed to comply in any material respect with its obligations under the Custodial Agreement.

If an Event of Default shall have occurred and be continuing, then, at the option of the nondefaulting party, exercised by written notice to the defaulting party (which option shall be deemed to have been exercised, even if no notice is given, immediately upon the occurrence of an Act of Insolvency), the Repurchase Date for each Transaction hereunder shall be deemed immediately to occur.

In all Transactions in which the defaulting party is Seller, if Buyer is deemed to have exercised the option referred to in subparagraph (b) of this Paragraph,
(i) Seller's obligations hereunder to repurchase all Purchased Mortgage Loans in such Transactions shall thereupon become immediately due and payable, (ii) to the extent permitted by applicable law, the Repurchase Price with respect to each such Transaction shall be increased by the aggregate amount obtained by daily application of (x) the greater of the Pricing Rate for such Transaction and the Prime Rate to (y) the Repurchase Price for such Transaction as of the Repurchase Date as determined pursuant to subparagraph (b) of this Paragraph (decreased as of any day by (A) any amounts retained by Buyer with respect to such Repurchase Price pursuant to clause (iii) of this subparagraph, (B) any proceeds from the sale of Purchased Mortgage Loans pursuant to subparagraph
(e)(i) of this Paragraph, and (C) any amounts credited to the account of Seller pursuant to subparagraph (f) of this Paragraph) on a 360 day per year basis for the actual number of days during the period from and including the date of the Event of Default giving rise to such option to but excluding the date of payment of the Repurchase Price as so increased, (iii) all Income paid after such exercise or deemed exercise shall be payable to and retained by Buyer applied to the aggregate unpaid Repurchase Prices owed by Seller, and (iv) Seller shall immediately deliver or cause the Custodian to deliver to Buyer any documents relating to Purchased Mortgage Loans subject to such Transactions then in Seller's possession.

In all Transactions in which the defaulting party is Buyer, upon tender by Seller of payment of the aggregate Repurchase Prices for all such Transactions, Buyer's right, title and interest in all Purchased Mortgage Loans subject to such Transactions shall be deemed transferred to Seller, and Buyer shall deliver or cause the Custodian to deliver all documents relating to such Purchased Mortgage Loans to Seller.

After one (1) Business Day's notice to the defaulting party (which notice need not be given if an Act of Insolvency shall have occurred, and which may be the notice given under subparagraph (b) of this Paragraph or the notice referred to in clause (ii) of the first sentence of subparagraph (a) of this Paragraph), the nondefaulting party may:

  as to Transactions in which the defaulting party is Seller, (A) immediately sell on a servicing released or servicing retained basis as Buyer deems desirable, in a recognized market at such price or prices as Buyer may in its sole discretion deem satisfactory, any or all Purchased Mortgage Loans subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give Seller credit for such Purchased Mortgage Loans in an amount equal to the Market Value therefor on such date against the aggregate unpaid Repurchase Prices and any other amounts owing by Seller hereunder; and

  as to Transactions in which the defaulting party is Buyer, (A) purchase mortgage loans ("Replacement Mortgage Loans") having substantially the same outstanding principal amount, maturity and interest rate as any Purchased Mortgage Loans that are not transferred by Buyer to Seller as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Mortgage Loans, to be deemed to have purchased Replacement Mortgage Loans at the price therefor on such date, calculated as the average of the prices obtained from three (3) nationally recognized registered broker/dealers that buy and sell comparable mortgage loans in the secondary market.

As to Transactions in which the defaulting party is Buyer, Buyer shall be liable to Seller (i) with respect to Purchased Mortgage Loans (other than Additional Purchased Mortgage Loans), for any excess of the price paid (or deemed paid) by Seller for Replacement Mortgage Loans therefor over the Repurchase Price for such Purchased Mortgage Loans and (ii) with respect to Additional Purchased Mortgage Loans, for the price paid (or deemed paid) by Seller for the Replacement Mortgage Loans therefor. In addition, Buyer shall be liable to Seller for interest on such remaining liability with respect to each such purchase (or deemed purchase) of Replacement Mortgage Loans from the date of such purchase (or deemed purchase) until paid in full by Buyer. Such interest shall be at a rate equal to the greater of the Pricing Rate for such Transaction or the Prime Rate.

For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined as of the date of the exercise or deemed exercise by Seller of its option under subparagraph (b) of this Paragraph.

The defaulting party shall be liable to the nondefaulting party for the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a consequence of an Event of Default, together with interest thereon at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate. Expenses incurred in connection with an Event of Default shall include without limitation those costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

The nondefaulting party shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

At the option of Buyer, exercised by written notice to Seller, the Repurchase Date for any or all Transactions shall be deemed to immediately occur in the event that the senior debt obligations or short-term debt obligations of Bear Stearns & Co. Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally recognized statistical rating organization.

The exercise by any party of remedies after the occurrence of an Event of Default shall be conducted in a commercially reasonable manner.

Servicing of the Purchased Mortgage Loans
-----------------------------------------

The parties hereto agree and acknowledge that, notwithstanding the purchase and sale of the Purchased Mortgage Loans contemplated hereby, Seller shall service the Purchased Mortgage Loans for the benefit of Buyer and, if Buyer shall exercise its rights to sell the Purchased Mortgage Loans pursuant to this Agreement prior to the related Repurchase Date, Buyer's assigns; provided,
                                                                 --------
however, that the obligation of Seller to service Purchased Mortgage Loans for
-------
the benefit of Buyer as aforesaid shall cease upon the payment to Buyer of the Repurchase Price therefor.

The Seller shall service and administer the Mortgage Loans in accordance with prudent mortgage loan servicing standards and procedures generally accepted in the mortgage banking industry and in accordance with the standards incorporated (with respect to the GNMA securitization program) the GNMA Guide or (with respect to the FNMA securitization program) the FNMA Guide or (with respect to the FHLMC securitization program) the FHLMC Guide; provided,
                                                   --------
however, that the Seller shall at all times comply with applicable law and FHA
-------
regulations and VA regulations so that the FHA insurance, VA guarantee or any other applicable insurance or guarantee, if any, in respect of any Mortgage Loan is not voided or reduced. The Seller shall at all times maintain accurate and complete records of its servicing of the Mortgage Loans. Seller will provide Buyer with monthly reports, substantially identical in form to FNMA's standard form of remittance report with respect to all Purchased Mortgage Loans then involved in any Transaction hereunder.

Buyer may, in its sole discretion if an Event of Default shall have occurred and be continuing, without payment of any termination fee or any other amount to Seller, (i) sell the Mortgage Loans on a servicing released basis or (ii) terminate Seller as the servicer of the Purchased Mortgage Loans with or without cause.

Single Agreement
----------------

     Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and
(iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

Notices and Other Communications
--------------------------------

     Except as otherwise expressly provided herein, all such notices or communications shall be in writing (including, without limitation, telegraphic, facsimile or telex communication) or confirmed in writing and such notices and other communications shall, when mailed, telegraphed, communicated by facsimile transmission or telexed, be effective when received at the address for notices for the party to whom such notice or communications is to be given as follows:

     if to Seller:

          NVR Mortgage Finance Inc.
          100 Ryan Court
          Pittsburgh, PA  15205
          Attention: Barbara Bubak
          Telephone: (412) 429-4576
          Telecopy:  ____________________

     if to Buyer:

          Bear Stearns Mortgage Capital Corporation
          245 Park Avenue
          New York, New York

          Attention: John M. Garzone
          Telephone: (212) 272-3853
          Telecopy: (212) 272-2053

Notwithstanding the foregoing, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission, and provided further,
                                                              -------- -------
however, that all financial statements delivered shall be hand-delivered or sent
-------
by first-class mail. Either party may revise any information relating to it by notice in writing to the other party, which notice shall be effective on the third business day following receipt thereof.

Payment of Expenses
-------------------

     Seller shall pay on demand all fees and expenses (including, without limitation, the fees and expenses for legal services of any kind whatsoever) incurred by Buyer or the Custodian in connection with this Agreement and the Custodial Agreement and the transactions contemplated hereby and thereby, whether or not any Transactions are entered into hereunder, including, by way of illustration and not by way of limitation, the fees and expenses incurred in connection with (i) the preparation, reproduction and distribution of this Agreement and the Custodial Agreement and any opinions of counsel, certificates of officers or other documents contemplated by the aforementioned agreements and
(ii) any Transaction under this Agreement; provided, however, that Seller shall
                                           --------  -------
not be required to pay the fees and expenses of Buyer incurred as a result of Buyer's default under this Agreement. The obligation of Seller to pay such fees and expenses incurred prior to or in connection with the termination of this Agreement shall survive the termination of this Agreement.

Opinions of Counsel
-------------------

     Seller shall, on the Purchase Date of the first Transaction hereunder and, upon the request of Buyer, on the Purchase Date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Mortgage Loans from Buyer in a repurchase transaction, a favorable opinion of counsel with respect to the matters set forth in Exhibit G hereto, in form and substance acceptable to Buyer and its counsel.

Further Assurances; Additional Information
------------------------------------------

Seller shall promptly provide such further assurances or agreements as Buyer may request in order to effect the purposes of this Agreement.

At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in its possession pertaining to each Purchased Mortgage Loan that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

Seller agrees to provide Buyer or its agents, from time to time, with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

Seller shall provide Buyer or its agents, with copies of all filings made by or on behalf of Seller or any entity that controls Seller, with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, promptly upon making such filings.

Buyer as Attorney-in-Fact
-------------------------

     Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, Buyer shall have the right and power during the occurrence and continuation of any Event of Default to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Mortgage Loans and to give full discharge for the same.

Appointment of Agent
--------------------

     Buyer hereby appoints Bear Stearns Mortgage Capital Corporation as its agent for purposes of issuing Requests/Confirmations, determining Market Value, exercising Buyer's rights under any margin maintenance provision of this Agreement and such other purposes as Buyer may direct. The appointment of such agent shall not relieve Buyer of its obligations hereunder.

Wire Instructions
-----------------

Any amounts to be transferred by Buyer to Seller hereunder shall be sent by wire transfer in immediately available funds to the account of Seller at:

          US BANK, N.A.
          ABA No. 091000022
          Ref.: NVR Mortgage Collateral Account
          Acct. No. 104756234357

Any amounts to be transferred by Seller to Buyer hereunder shall be sent by wire transfer in immediately available funds to the account of Buyer at:

          BANK ONE, NATIONAL ASSOCIATION
          Acct. No.: 5801230
          ABA. No.: 071000013
          Attn: John Garzone

Amounts received after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid and received on the next succeeding Business Day.

Entire Agreement; Severability
------------------------------

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

Non-assignability; Termination
------------------------------

The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

This Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring three hundred and sixty-four (364) days after the date as of which this Agreement is entered into; provided, however, that this Agreement and any Transaction outstanding hereunder may be extended by mutual agreement of Buyer and Seller; and provided further, however, that no such party shall be obligated to agree to such an extension.

Counterparts
------------

     This Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Governing Law
-------------

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

No Waivers, Etc.
----------------

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to subparagraph 4(a) hereof will not constitute a waiver of any right to do so at a later date.

Use of Employee Plan Assets
---------------------------

If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

Intent
------

The parties intend and acknowledge that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Mortgage Loans subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended.

It is understood that either party's right to liquidate Mortgage Loans delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof, is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

Disclosure Relating to Certain Federal Protections
--------------------------------------------------

     The parties acknowledge that they have been advised that:

          (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SAPPY") do not protect the other party with respect to any Transaction hereunder;

          (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SAPPY will not provide protection to the other party with respect to any Transaction hereunder; and

          (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

BEAR STEARNS MORTGAGE CAPITAL                   NVR MORTGAGE FINANCE INC.
   CORPORATION

By:  ____________________________               By:  ___________________________

Title:  __________________________              Title:  _______________________

Date:  ___________________________              Date:  ________________________

                                                                      EXHIBIT A

                             REQUEST/CONFIRMATION

TO:   NVR Mortgage Finance Inc.
      100 Ryan Court
      Pittsburgh, PA 15205
      Attention:  Barbara Bubak

FROM: Bear Stearns Mortgage Capital Corporation

RE: Request/Confirmation under Master Repurchase Agreement, dated as of January 9, 2001, between Bear Stearns Mortgage Capital Corporation and NVR Mortgage Finance Inc.

          AGENCY (Check one):  FNMA      FHLMC      GNMA

Bear Stearns Mortgage Capital Corporation ("Buyer") is pleased to confirm your sale and its purchase of the Mortgage Loans described below and listed on the attached Loan Schedule pursuant to the above-referenced Master Repurchase Agreement under the following terms and conditions:

                                                Additional         Aggregate

ORIG. PRINCIPAL AMOUNT OF MORTGAGE LOANS:                      _____________

CURRENT PRINCIPAL AMOUNT OF MORTGAGE LOANS:                    _____________

PURCHASE DATE:                                 ____________    _____________

REPURCHASE DATE:                               ____________    _____________

PURCHASE PRICE:                                ____________    _____________

PRICING RATE:                                  ____________    _____________

MINIMUM REQUIRED MARGIN PERCENTAGE:            ____________    _____________

PRICE DIFFERENTIAL DUE DATE:                   ____________    _____________

The Master Repurchase Agreement is incorporated by reference into this Request/Confirmation and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                              BEAR STEARNS MORTGAGE CAPITAL
                                 CORPORATION


                              BY: ___________________________
                              NAME:__________________________
                              TITLE:_________________________

                                                                    ATTACHMENT I

                                                                    TO EXHIBIT A

                    REQUEST/CONFIRMATION FOR MORTGAGE LOANS
                    =======================================


                               Request No.  ___

                                Date:  ________

                                                                  Amount
                                                                  Funded
                                                                    to
             Product  Wire   Loan   Borrower   Loan   Purchase  Qualified   Market  Takeout  Note  Commitment  Takeout  Maturity
 Investor     Type    Date  Number    Last    Amount   Price    Originator  Value    Date    Rate    Number     Price     Date
-----------  -------  ----  ------  --------  ------  --------  ----------  ------  -------  ----  ----------  -------  --------





TOTALS:

NVR MORTGAGE FINANCE INC.

By: ____________________________________________________
Title: _________________________________________________
Date:___________________________________________________


                                                               Amount to be
$ ________________                                             funded by Buyer:

                                                                       EXHIBIT B


                         REPRESENTATIONS AND WARRANTIES
                    RELATING TO THE PURCHASED MORTGAGE LOANS

     (i) The information with respect to each Mortgage Loan set forth in the related Loan Schedule is true and correct;

     (ii) All documentation required to be delivered to the Custodian under the Custodial Agreement has been so delivered;

     (iii)   Each Purchased Mortgage Loan is a Mortgage;

     (iv) Each mortgaged property is improved by a single (one-to-four) family residential dwelling;

     (v) No more than 5% by original principal balance of the Purchased Mortgage Loans had loan-to-value ratios in excess of 85%, except for those Purchased Mortgage Loans which are FHA Loans, which had loan-to-value ratios of no more than 100%;

     (vi) Each Purchased Mortgage Loan is being serviced by Seller in accordance with the terms of this Agreement;

     (vii) The Note related to each Purchased Mortgage Loan bears a fixed or adjustable interest rate;

     (viii) Each Mortgage is a valid and subsisting first of record (or is in the process of being recorded) on the mortgaged property subject in all cases to the exceptions to title set forth in the title insurance policy or attorney's opinion of title, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

     (ix) Immediately prior to the transfer and assignment of the Mortgage Loans by Seller to Buyer as contemplated by this Agreement, Seller held good and indefeasible title to, and was the sole owner of, each Mortgage Loan (including the related Note) conveyed by Seller subject to no liens, charges, mortgages, encumbrances or rights of others or other liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer of the Purchased Mortgage Loans as contemplated in this Agreement, Buyer will be the sole owner of each Purchased Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in paragraph (ix) or other liens which will be released simultaneously with such transfer;

     (x)     No Purchased Mortgage Loan is thirty (30) days or more delinquent;

     (xi) There is no delinquent tax or assessment lien on any mortgaged property, and each mortgaged property is free of substantial damage and is in good repair;

     (xii) There is no valid and enforceable offset, defense or counterclaim to any Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Note;

     (xiii) There is no mechanics' lien or claim for work, labor or material affecting any mortgaged property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (xvi) below;

     (xiv) Each Purchased Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act (including the Riegle Community Development Act of 1994) and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

     (xv) With respect to each Purchased Mortgage Loan either (a) an attorney's opinion of title has been obtained but no title policy has been obtained or (b) a lender's title insurance policy, issued in standard American Land Title Association form by a title insurance company authorized to transact business in the state in which the related mortgaged property is situated, in an amount at least equal to the original balance of such Purchased Mortgage Loan, insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real mortgaged property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (ix) above, was effective on the date of the origination of such Mortgage Loan, and such policy is valid and thereafter such policy shall continue in full force and effect;

     (xvi) The improvements upon each mortgaged property are covered by a valid and existing hazard insurance policy with a carrier generally acceptable to Seller that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Purchased Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the full insurable value of the mortgaged property;

     (xvii) If any mortgaged property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such mortgaged property with a carrier generally acceptable to Seller in an amount representing coverage not less than the least of (A) the outstanding principal balance of the related Purchased Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973;

     (xviii) Each Mortgage and Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Purchased Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed;

     (xix) Seller has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of Buyer in any insurance policies applicable to any Purchased Mortgage Loans transferred by Seller including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of Buyer;

     (xx) No more than 10% of the aggregate original outstanding principal balance will be secured by mortgaged properties located within any single zip code area;

     (xxi) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been registered with MERS and have been prepared and delivered for recordation with MERS. In the event that MERS is not being used, all subsequent assignments of the original Mortgage have been prepared and delivered for recordation or have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of or purchasers from Seller;

     (xxii) The terms of each Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of Buyer and which has been delivered to the Custodian. The substance of any such alteration or modification is reflected on the related Loan Schedule;

     (xxiii) The proceeds of each Purchased Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder; any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with; all costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid;

     (xxiv) The related Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage;

     (xxv) No Purchased Mortgage Loan has a shared appreciation feature, or other contingent interest feature;

     (xxvi) Each mortgaged property is located in the state identified in the respective Loan Schedule and consists of one or more parcels of real mortgaged property with a residential dwelling erected thereon;

     (xxvii) Each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Purchased Mortgage Loan in the event the related mortgaged property is sold without the prior consent of the mortgagee thereunder;

     (xxviii) Any advances made after the date of origination of a Purchased Mortgage Loan have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the respective Loan Schedule; the consolidated principal amount does not exceed the original principal amount of the related Purchased Mortgage Loan; no Note permits or obligates Seller to make future advances to the related Mortgagor at the option of the Mortgagor;

     (xxix) There is no proceeding pending or threatened for the total or partial condemnation of any mortgaged property, nor is such a proceeding currently occurring, and each mortgaged property is undamaged by waste, fire, water, flood, earthquake or earth movement;

     (xxx) All of the improvements which were included for the purposes of determining the appraised value of any mortgaged property lie wholly within the boundaries and building restriction lines of such mortgaged property, and no improvements on adjoining properties encroach upon such mortgaged property, and are stated in the title insurance policy and affirmatively insured;

     (xxxi) No improvement located on or being part of any mortgaged property is in violation of any applicable zoning law or regulation; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each mortgaged property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such mortgaged property is lawfully occupied under the applicable law;

     (xxxii) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the owner of the Mortgage Loan to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

     (xxxiii) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related mortgaged property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption other than any applicable Mortgagor redemption rights available to the related Mortgagor which would materially interfere with the right to sell the related mortgaged property at a trustee's sale or the right to foreclose the related Mortgage;

     (xxxiv) There is no default, breach, violation or event of acceleration existing under any Mortgage or the related Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and Seller has not waived any default, breach, violation or event of acceleration;

     (xxxv) No instrument of release or waiver has been executed in connection with any Purchased Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the primary mortgage guaranty insurer, if any, and which has been delivered to the Custodian;

     (xxxvi)   Each Purchased Mortgage Loan was originated based upon a full appraisal, which included an interior inspection of the subject mortgaged property unless such Mortgage Loan was subject to FNMA or FHLMC underwriting guides, in which case the Purchased Mortgage Loan conformed to such guidelines;

     (xxxvii) No more than 15% of the aggregate original outstanding principal balance is secured by mortgaged properties that are non-owner occupied mortgaged properties (i.e., investor-owned and vacation);

     (xxxviii) There do not exist any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation on any mortgaged property;

     (xxxix)   Seller was properly licensed or otherwise authorized, to the extent required by applicable law, to originate or purchase each Purchased Mortgage Loan; and the consummation of the transactions herein contemplated, including, without limitation, the ownership of the Purchased Mortgage Loans by Buyer will not involve the violation of such laws;

     (xl)      With respect to each mortgaged property subject to a ground lease
(i) the current ground lessor has been identified and all ground rents which have previously become due and owing have been paid; (ii) the ground lease term extends, or is automatically renewable, for at least five (5) years beyond the maturity date of the related Purchased Mortgage Loan; (iii) the ground lease has been duly executed and recorded; (iv) the amount of the ground rent and any increases therein are clearly identified in the lease and are for predetermined amounts at predetermined times; (v) the ground rent payment is included in the mortgagor's monthly payment as an expense item in determining the qualification of the mortgagor for such Mortgage Loan; (vi) Buyer has the right to cure defaults on the ground lease; and (vii) the terms and conditions of the leasehold do not prevent the free and absolute marketability of the mortgaged property. The outstanding principal balance of Purchased Mortgage Loans with related mortgaged properties subject to ground leases does not exceed 10% of the aggregate original outstanding principal balance;

     (xli) Seller has not received a notice of default of any first-lien Mortgage Loan secured by any mortgaged property which has not been cured by a party other than Seller;

     (xlii) No Purchased Mortgage Loan is subject to a temporary rate reduction pursuant to a buydown program;

     (xliii) No more than 10% of the aggregate original outstanding principal balance of the Purchased Mortgage Loans was originated under Seller's non-income verification program; and

     (xliv) The interest rate on each Purchased Mortgage Loan is calculated on the basis of a year of 360 days with twelve 30-day months.

     (xlv) Each Mortgage Loan that is not a FHA Loan or VA Loan with an LTV in excess of 80% is covered by a Primary Mortgage Insurance Policy which is disclosed on the Mortgage Loan Schedule attached hereto, and the Primary Mortgage Insurance Policy is in full force and effect.

     (xlvi) With respect to each Mortgage Loan that is a FHA Loan or a VA Loan is indicated as such on the Mortgage Loan Schedule; the Mortgage Loan is fully insured by FHA or guaranteed by the VA, as applicable; the FHA insurance or VA guarantee is in full force and effect; no FHA Loan or VA Loan is subject to any defect which would diminish or impair such insurance or guarantee; all prior transfers, if any, of any FHA Loan or VA Loan have been, and the sale to the Purchaser of any such FHA Loan or VA Loan is, in compliance with applicable law and the regulations; and no circumstances exist with respect to any such FHA Loan or VA Loan which would permit FHA or VA to deny the effectiveness of its insurance or guarantee.

     (xlvii) In servicing and administering any FHA Loan or VA Loan, the Seller has complied with applicable law and regulations, as the same may be amended from time to time, and has promptly discharged all obligations of the mortgagee thereunder and under the related Mortgage including the timely giving of notices thereunder; the full benefit of the insurance or guarantee, as the case may be, shall inure to the Purchaser; and no reduction or curtailment of principal, interest or any fees, costs or expenses to be paid by the FHA or VA under the insurance contract or guarantee shall result from any act or omission of the Seller.

                                                                       EXHIBIT C
                                                                       ---------

                              [TAKEOUT ASSIGNMENT]


___________________("Takeout Investor")
(Address)
Attention:  _____________________

Gentlemen:

     Attached hereto is a correct and complete copy of your confirmation of commitment (the "Commitment"), trade-dated ____________, 19__, to purchase $______________ of ____% ____ year:

(Check Box)

          (a) Government National Mortgage Association;

          (b) Federal National Mortgage Association; or

          (c) Federal Home Loan Mortgage Corporation;

mortgage-backed pass-through securities ("Securities") at a purchase price of _____________ from __________________. This is to confirm that (i) the
Commitment is in full force and effect, (ii) the Commitment has been assigned to _____________________ ("Assignee") whose acceptance of such assignment is indicated below, (iii) you will accept delivery of such Securities directly from Assignee and (iv) you will pay Assignee for such Securities. Payment will be made "delivery versus payment (DVP)" to Assignee in immediately available funds. Assignee shall have the right to require you to fulfill your obligation to purchase the Securities.

     Notwithstanding the foregoing, the obligation to deliver the Securities to you shall be that of NVR Mortgage Finance Inc. and your sole recourse for the failure of such delivery shall be against NVR Mortgage Finance Inc..

     If you have any questions, please call ______________________ of the Assignee at __________________ immediately.

                                        Very truly yours,

                                        NVR MORTGAGE FINANCE INC.

                                        By:____________________
                                        Title:_________________
                                        Date:__________________

Agreed to:

[ASSIGNEE]

By:_____________________
Title:__________________
Date:___________________

                                                                       EXHIBIT D
                                                                       ---------

                   PAYMENT INSTRUCTIONS FOR AGENCY SECURITIES
                   ==========================================

FED FNMA AND FHLMC SECURITY INSTRUCTIONS:  __________________

                                                     __________________

PTC GNMA SECURITY INSTRUCTIONS:            __________________

                                                                       EXHIBIT E
                                                                       ---------

                           INVESTOR COMMITMENT REPORT
                           ==========================

                                 Mortgage Loans
                                (Securitization)
                                 --------------


     Confirmation/              Takeout Investor
    Funding Request      Trade   or Purchasing    Delivery   MBS    Note/Coupon   Delivery            Trade    Commitment
   (Listed by Number)    Date        Agency        Month     Type      Rate        Price     Amount   Number     Number     Reason
   ------------------    -----  ----------------   -----     ----   -----------   --------   ------   ------   ----------   ------

                                                                       EXHIBIT F
                                                                       ---------

                               TAKEOUT INVESTORS
                               -----------------

                                                                       EXHIBIT G

                          OPINION OF COUNSEL TO SELLER

     1. Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of __________ and has power and authority to enter into and perform its obligations under this Agreement and the Custodial Agreement. Seller is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business transacted by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets or condition (financial or other) of Seller and its subsidiaries, considered as a whole.

     2. This Agreement and the Custodial Agreement have each been duly authorized, executed and delivered by Seller, and each constitutes a valid and legally binding obligation of Seller enforceable against Seller in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and to general equity principles.

     3. No consent, approval, authorization or order of any state or federal court or government agency or body is required to be obtained by Seller for the consummation of the transactions contemplated by this Agreement or the Custodial Agreement.

     4. The consummation of any of the transactions contemplated by this Agreement and the Custodial Agreement will not conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of Seller or the terms of any indenture or other agreement or instrument known to us to which Seller is party or bound, or any order known to such counsel to be applicable to Seller or any regulations applicable to Seller, of any state or federal court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over Seller.

     5. There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Seller or relating to the transaction contemplated by this Agreement or the Custodial Agreement which, if adversely determined, would have a material adverse effect on Buyer.

     6. Seller is duly registered as a finance company in each state in which Mortgage Loans were originated, to the extent such registration is required by applicable law.

Each Mortgage Loan will have been endorsed in a manner which satisfies any requirement of endorsement in order to transfer all right, title and interest in and to that Mortgage Loan from Seller to Buyer. Each assignment of Mortgage related to each such Mortgage Loan is in recordable form and is sufficient under applicable law to validly and effectively transfer all right, title and interest of Seller to Buyer. This Agreement together with (a) the delivery of such related Mortgage Loans to Custodian, (b) the endorsement of such Mortgage Loans to Buyer and (c) the delivery of the assignments of Mortgages related to the Mortgage Loans to the Custodian in recordable form assigning such Mortgages to Buyer, creates a valid, perfected security interest in such Mortgage Loans in favor of Buyer. Such security interest will have the same priority and will be subject to the same security interests and liens as apply to such Mortgage Loans in the hands of Seller.

                                      F-3